UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 21, 2005 (January 20, 2005)

Corporate Road Show.Com Inc.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	000-50590 (Commission File Number)	11-3516358 (I.R.S. Employer Identification No.)

80 Orville Drive, Suite 100
Bohemia, New York  11716
(Address of principal executive offices) (Zip code)

(631) 244-1555
(Registrant’s telephone number, including area code)

                 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Special Note Regarding Forward-Looking Statements

                 This Current Report on Form 8-K contains certain statements that are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking words, such as “believes,” “expects,” “may,” “will,” “should,” “estimates” or “anticipates” or the negative thereof or similar words. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual transactions, results, performance or achievements to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Current Report on Form 8-K and matters described in “Note on Forward-Looking Statements” in our Annual Report on Form 10-KSB for the year ended December 31, 2003. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

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                 We intend to file a proxy statement and other relevant documents in connection with the proposed transactions described in this Current Report on Form 8-K. Our investors and stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain other information about us, Rexahn, Corp and the proposed transactions. Our investors and stockholders may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from us at 80 Orville Drive, Suite 100, Bohemia, New York 11716 (631-244-1555).

                 We and our executive officer and director may be deemed to be participants in the solicitation of proxies from our stockholders with respect to the proposed transactions. Information about our director and executive officer and his ownership of our shares is set forth in our Information Statement on Schedule 14C filed with the Securities and Exchange Commission on August 30, 2004. A free copy of this document may be obtained by contacting the Securities and Exchange Commission or us as indicated above. Our investors and stockholders may obtain additional information regarding the interests of such director and executive officer in the proposed transactions by reading the proxy statement when it becomes available.

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Item 1.01.    Entry into a Material Definitive Agreement.

                 On January 20, 2005, Corporate Road Show.Com Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, CRS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), CRS Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“CRS Delaware”), and Rexahn, Corp, a Maryland corporation (“Rexahn”), pursuant to which immediately after giving effect to a 1-for-100 reverse stock split (the “Reverse Stock Split”) and the reincorporation of the Company as a Delaware corporation under the name “Rexahn Pharmaceuticals, Inc.” (“Rexahn Pharmaceuticals”), Merger Sub will be merged with and into Rexahn (the “Merger”) with Rexahn as the surviving corporation and a wholly owned subsidiary of the Company.

                 The Merger Agreement provides that upon the consummation of the Merger, (i) each share of the issued and outstanding Rexahn common stock (other than dissenting shares) will be converted into the right to receive five shares of Rexahn Pharmaceuticals common stock and (ii) each issued and outstanding option to purchase shares of Rexahn common stock, whether vested or then exercisable, will be converted into an option to purchase shares of Rexahn Pharmaceuticals common stock. After the consummation of the Merger, current stockholders of Rexahn will hold approximately 91.8% of the issued and outstanding common stock of Rexahn Pharmaceuticals and current stockholders of the Company will hold approximately 8.2% of the issued and outstanding Rexahn Pharmaceuticals common stock.

                 Immediately prior to the Merger, the Company will reincorporate itself in the State of Delaware by way of a merger of the Company with and into CRS Delaware (the “Reincorporation”) pursuant to an Agreement and Plan of Merger dated January 20, 2005 between the Company and CRS Delaware (the “Reincorporation Merger Agreement”), whereby each share of common stock of the Company will be converted into the right to receive one share (after giving effect to the Reverse Stock Split), or in lieu of effecting the Reverse Stock Split, one one-hundredth (1/100) of a share, of common stock of Rexahn Pharmaceuticals.

                 The Merger Agreement has been approved by the boards of directors of each of Rexahn and the Company. The consummation of the Merger is subject to, among other things, (i) the approval by stockholders of Rexahn of the Merger and the Merger Agreement, (ii) subject to the approval of the Company’s stockholder, consummation of (A) the Reverse Stock Split and (B) the Reincorporation, (iii) the execution and delivery of a Settlement Agreement between Frank Ferraro and the Company and (iv) other customary conditions.

                 The description of the proposed transactions described in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Reincorporation Merger Agreement, which are filed as Exhibits 2.1 and 2.2 to this report and incorporated herein by reference. There can be no assurance that the transactions contemplated by the Merger Agreement and the Reincorporation Merger Agreement will be consummated.

                 Rexahn is a biopharmaceutical company focused on the development of signal inhibitor drug therapies for the treatment of cancer and other diseases. Rexahn intends to develop and commercialize new signal inhibitor cancer drugs with greater clinical benefits for cancer patients. Rexahn’s principal corporate offices are located in Rockville, Maryland in Maryland’s I-270 technology corridor.

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Item 9.01.    Financial Statements and Exhibits.

2.1	Agreement and Plan of Merger dated as of January 20, 2005 by and among Corporate Road Show.Com Inc., CRS Merger Sub, Inc., CRS Delaware, Inc. and Rexahn, Corp.
2.2	Agreement and Plan of Merger dated as of January 20, 2005 between Corporate Road Show.Com Inc. and CRS Delaware, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE ROAD SHOW.COM INC. (Registrant)
By:	/s/ Frank Ferraro

Name: Frank Ferraro Title: President

Date: January 21, 2005 5 EXHIBIT INDEX
Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of January 20, 2005 by and among Corporate Road Show.Com Inc., CRS Merger Sub, Inc., CRS Delaware, Inc. and Rexahn, Corp.
2.2	Agreement and Plan of Merger dated as of January 20, 2005 between Corporate Road Show.Com Inc. and CRS Delaware, Inc.